UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2008, Varian Semiconductor Equipment Associates, Inc. announced its financial results for the quarter and fiscal year ended October 3, 2008. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Current Report on Form 8-K. The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9.     Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday
Title:	Executive Vice President, and Chief Financial Officer

Date: October 30, 2008

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated October 30, 2008